PROPERTY AND EQUIPMENT (Tables)	6 Months Ended
Jun. 30, 2025
Property, Plant and Equipment [Abstract]
SCHEDULE OF PROPERTY AND EQUIPMENT

Property and equipment, net consisted of the following (in thousands):

	As of
	June 30, 2025	December 31, 2024
Computer hardware and software	$3,610	$3,070
Furniture, fixture, and equipment	9	9
Total property and equipment	3,619	3,079
Less: accumulated depreciation	(1,295)	(963)
Property and equipment, net	$2,324	$2,116